Strive Announces Bitcoin Buys & True North “Bitcoin for Business” Summit In Lake Oswego
DALLAS, TX—(GLOBE NEWSWIRE)—April 27, 2026—Strive, Inc. (Nasdaq: ASST; SATA) (“Strive” or the “Company”) today announced the purchase of an additional ~789 Bitcoin, bringing its total holdings to ~14,557 Bitcoin. Additionally, Strive announced that True North, a research & media sub-brand of Strive, is bringing its corporate Bitcoin curriculum to Oregon.
The after-work summit takes place in Lake Oswego on May 21, 2026. It’s built for CFOs, founders, treasurers, and business owners who seek a working grasp of how Bitcoin is reshaping corporate finance.
Publicly traded companies now hold more than 1.15 million BTC on their balance sheets, worth roughly $85 billion. Bitcoin ETFs now hold 1.28 million BTC collectively, and we believe the largest corporate holder of Bitcoin has deployed $11.2 billion to acquire 142,000+ Bitcoin in 2026 alone, based on publicly available sources.
“Bitcoin and adjacent securities are transforming how businesses manage their treasuries,” said Jeff Walton CEO of True North and Chief Risk Officer of Strive. “We aim to educate the business leaders of today, about the financial landscape of the future.”
To learn more about the Bitcoin for Business event please visit https://tnorth.com/events/bitcoin-for-business-2026/.
About Strive
Strive is a structured finance company and institutional asset manager focused on disciplined capital allocation and long-term value creation. With Bitcoin as our hurdle rate for capital deployment, Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive holds approximately 14,557 Bitcoin as of April 24, 2026.
Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, manages over $2.7 billion in assets. Learn more at strive.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries, the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on Strive’s future financial performance and the ability to successfully integrate the combined businesses, and Strive’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock or SATA Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive or the future trading performance of its Class A common stock or SATA Stock.
These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2025 and other documents subsequently filed by Strive with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Strive Media Contact:
media@strive.com
Investor Contact:
ir@strive.com

Source: Strive, Inc.

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